Exhibit 24.1

                                POWER OF ATTORNEY


     I, the undersigned Director of Payless Cashways, Inc., do hereby name, constitute and appoint Millard E. Barron or Richard G. Luse, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 16th day of December, 1998.


                                               /s/ Donald E. Roller
                                                   Donald E. Roller

                                POWER OF ATTORNEY


     I, the undersigned Director of Payless Cashways, Inc., do hereby name, constitute and appoint Millard E. Barron or Richard G. Luse, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 16th day of December, 1998.



                                                   /s/ Peter G. Danis
                                                       Peter G. Danis

                                POWER OF ATTORNEY


     I, the undersigned Director of Payless Cashways, Inc., do hereby name, constitute and appoint Millard E. Barron or Richard G. Luse, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 16th day of December, 1998.



                                                   /s/ H.D. Cleberg
                                                       H. D. Cleberg

                                POWER OF ATTORNEY


     I, the undersigned Director of Payless Cashways, Inc., do hereby name, constitute and appoint Millard E. Barron or Richard G. Luse, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 19th day of December, 1998.



                                                    /s/ David G. Gundling
                                                        David G. Gundling

                                POWER OF ATTORNEY


     I, the undersigned Director of Payless Cashways, Inc., do hereby name, constitute and appoint Millard E. Barron or Richard G. Luse, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 18th day of December, 1998.



                                                     /s/ Max D. Hopper
                                                         Max D. Hopper

                                POWER OF ATTORNEY


     I, the undersigned Director of Payless Cashways, Inc., do hereby name, constitute and appoint Millard E. Barron or Richard G. Luse, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 16th day of December, 1998.



                                                      /s/ Peter M. Wood
                                                          Peter M. Wood

                                POWER OF ATTORNEY


     I, the undersigned Director and Officer of Payless Cashways, Inc., do hereby name, constitute and appoint Richard G. Luse my agent and attorney-in-fact, for me and in my behalf as a Director and Officer of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 16th day of December, 1998.



                                                   /s/ Millard E. Barron
                                                       Millard E. Barron

                                POWER OF ATTORNEY


     I, the undersigned officer of Payless Cashways, Inc., do hereby name, constitute and appoint Millard E. Barron my agent and attorney-in-fact, for me and in my behalf as an Officer of Payless Cashways, Inc., to sign and execute a Registration Statement on Form S-8, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of Common Stock of Payless Cashways, Inc. under the 1998 Omnibus Incentive Plan.

     Executed this 16th day of December, 1998.




                                                 /s/ Richard G. Luse
                                                     Richard G. Luse